Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BNP Residential Properties, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 4, 2005

                                        /s/ Philip S. Payne
                                        -----------------------------------
                                        Philip S. Payne
                                        Chairman




                                        /s/ D. Scott Wilkerson
                                        D. Scott Wilkerson
                                        President and
                                        Chief Executive Officer




                                        /s/ Pamela B. Bruno
                                        -----------------------------------
                                        Pamela B. Bruno
                                        Vice President, Treasurer and
                                        Chief Financial Officer



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